UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   March 16, 2005

FOSTER WHEELER LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

001-31305	22-3802649
(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000
(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 -  Results of Operations and Financial Condition.

On March 16, 2005, Foster Wheeler Ltd. issued a press release containing information about the Company’s results of operations for the quarter and the year ended December 31, 2004.  A copy of the press release is attached hereto as Exhibit 99.1.

On March 16, 2005, Foster Wheeler Ltd. conducted a conference call regarding its financial results for the quarter and the year ended December 31, 2004, the script of which is attached as Exhibit 99.2 hereto.

Item 9.01 - Financial Statements and Exhibits

(c)                                                                                  Exhibits

99.1                                       Press release dated March 16, 2005.

99.2                                       Conference call script dated March 16, 2005

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: March 16, 2005	By:	/s/ Lisa Fries Gardner
Lisa Fries Gardner
Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated March 16, 2005.

99.2	Conference call script dated March 16, 2005